EXHIBIT 10.17

FIRST AMENDMENT TO OEM AGREEMENT

This First Amendment to OEM Agreement (“Amendment”) is made and entered into as of this __ day of July 2007, by and between Arthrex, Inc., a Delaware corporation having its principle place of business at 2885 South Horseshoe Drive, Naples, Florida 34104 (“Arthrex”) and Bovie Medical Corporation, a Delaware corporation having its principle place of business at 7100 30th Avenue N, St. Petersburg, Florida 33710 (“Bovie”).  Arthrex and Bovie are each a “Party” and, together, are “Parties.”

RECITALS:

WHEREAS, capitalized terms used herein have the meaning set forth in this Amendment or the meaning set forth in the respective agreement referenced herein where such capitalized terms are defined;

WHEREAS, the Parties entered into that certain Original Equipment Manufacturing Agreement with a Start Date of March 13, 2003 (the “OEM Agreement”);

WHEREAS, pursuant to Section 6.0 of the OEM Agreement, on or about May 22, 2007, Arthrex provided Bovie with its written notice of non-renewal of the OEM Agreement, which is set to expire on March 14, 2008 (the “Amendment Effective Date”);

WHEREAS, pursuant to Section 12.7 of the OEM Agreement, the Parties may modify the OEM Agreement only by a signed writing; and

WHEREAS, in lieu of non-renewal or termination pursuant to Section 6.0, the Parties have negotiated new terms respecting (i) exclusivity, (ii) non-competition, (iii) minimum purchase quantities, and (iv) related and affected provisions, under which the Parties desire to modify, renew and extend the OEM Agreement, as further set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated herein and made a part hereof) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows.

1.	Amendment. As of the Amendment Effective Date, the following modifications to the OEM Agreement shall apply:

a.	The text of Section 2.1(c) is hereby replaced with the following:

Notwithstanding anything to the contrary in Sections 2.1(a) and (b), in the event that any change or modification to the Products or the Product Specifications requires additional professional services, or results in a change in the costs incurred by Bovie in the engineering, development, production, manufacture, sterilization or packaging of the Products, Bovie shall so notify Arthrex and, upon Bovie’s receipt of Arthrex’s written consent thereto, Bovie shall invoice Arthrex for the professional services, change the applicable purchase price of, and implement the change or modification to, the Products and their Product Specifications.

b.	The text of Section 2.2(a) is hereby stricken and replaced with “Intentionally Left Blank.”

c.	In Section 2.2(b), the preamble “[s]ubject to Section 2.2(a) above,” is hereby stricken.

d.	In Section 2.7, the phrase “except to a Back-up Supplier as set forth in Section 2.11” is hereby stricken.

e.	The text of Sections 2.10(a) and 2.10(b) are hereby stricken and each replaced with “Intentionally Left Blank.”

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f.	The text of Section 2.11 (Alternate Source of Supply) is hereby stricken and replaced with “Intentionally Left Blank.”

g.	In Section 3.1 (Purchase Price), the portion of the second sentence that begins, “; provided, however, that in no event…” to the end of that sentence, is hereby stricken.

h.
Pursuant to Section 6.0 (Term), the Parties hereby consent to the renewal of the Term for consecutive three (3) year periods, as provided therein.  The first renewal shall commence on March 14, 2008 and expire on March 14, 2011.

i.	The text of Section 7.1(a)(iv) is hereby stricken and replaced with “Intentionally Left Blank.”

j.	The text of Section 10.0 (Non-Competition) is hereby stricken and replaced with “Intentionally Left Blank.”

2.
Effect on Agreement.  Except as expressly stated herein, or by necessary implication amended by the terms of this Amendment, the terms and conditions of the OEM Agreement are ratified and confirmed, and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have hereby executed this Amendment as of the date first written above.

ARTHREX, INC.	BOVIE MEDICAL CORPORATION

/S/ R. Scott Price	/S/ Moshe Citronowicz
Signature	Signature

R. Scott Price	Moshe Citronowicz
Printed Name	Printed Name

VP	VP/COO
Title	Title

8/23/07	8/21/07
Date	Date

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